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                                                                   EXHIBIT 10.41

Amplicon Financial                                                         Lease
5 Hutton Centre Drive, Suite 500 . Santa Ana, California 92707         Agreement
714.751-7551 . 800.755-5055 . Facsimile 714.751-7557

LESSEE
          ACT Manufacturing, Inc.
STREET                             CITY      STATE     COUNTY         ZIP
          2 Cabot Road             Hudson    MA        Middlesex      01749

1. AGREEMENT/LEASE: Amplicon, Inc. ("Amplicon") agrees to lease to Lessee the hardware, software and/or other equipment ("Property") described on the Lease Schedule(s) ("Schedule(s)") referencing this Lease Agreement ("Agreement") and Lessee agrees to lease from Amplicon the Property subject to the terms set forth herein and on each Schedule(s) that the parties may from time to time enter into with respect to this Agreement. Each Schedule identified as being a part of this Agreement incorporates the terms of this Agreement and constitutes a separate lease agreement and is referred to herein as the "Lease." The Lease is in force and is binding upon Lessee and Amplicon upon signed acceptance by Amplicon.

2. UNIFORM COMMERCIAL CODE ACKNOWLEDGMENT: Lessee acknowledges that it has received and approved any written "Supply Contract" covering the Property purchased from the Supplier for lease and Amplicon has informed or advised Lessee, either previously or by this Lease, of the following: (i) the identity of the Supplier; (ii) that Lessee may have rights under the Supply Contract; and
(iii) that Lessee may contact the Supplier for a description of any such rights. This Lease is a "Finance Lease." (The terms "Finance Lease," "Supply Contract" and "Supplier" as used in this Lease have the meanings only as ascribed to them under Division 10 of the California Uniform Commercial Code and have no effect on any tax or accounting treatment of the Lease.) This provision survives termination of the Lease.

3. NO WARRANTIES: AMPLICON IS NOT THE MANUFACTURER, DEVELOPER, PUBLISHER, DISTRIBUTOR, LICENSOR OR "SUPPLIER" OF THE PROPERTY AND MAKES NO EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, VALUE, MERCHANTABILITY, OR PERFORMANCE OF THE PROPERTY OR THE MATERIAL OR WORKMANSHIP THEREOF OR AGAINST INTERFERENCE BY LICENSORS OR OTHER THIRD PARTIES, IT BEING AGREED THAT THE PROPERTY IS LEASED "AS IS" AND THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. Lessee selected the Property and represents that all the Property is suitable for Lessee's purposes. Amplicon assigns to Lessee during the term of the Lease any warranty rights it may have received from the Supplier as a result of Amplicon's purchase of the Property. If Lessee has any claims regarding the Property or any other matter arising from Lessee's relationship with the Supplier, Lessee must make them against the Supplier. This provision survives termination of the Lease.

4. AUTHORIZATION DATE AND LEASE DURATION: A Schedule commences and rent is due beginning on the date that Lessee certifies in writing to Amplicon that all of the Property
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has been received and accepted by Lessee as installed, tested and ready for use, and Lessee authorizes Amplicon in writing to disburse payment to the Supplier ("Authorization Date"). Unless and until Lessee provides such written authorization, Amplicon will not disburse payment to Suppliers. The Term of each
Schedule is reflected on the Schedule and begins on the first day of the calendar quarter following the Authorization Date. A calendar quarter commences on the first day of January, April, July and October. Lessee has the right to use the Property at the specific locations shown on the Schedule throughout the duration of this Lease in accordance with the provisions of this Lease. The Term extends for an additional twelve month period ("Extension Term") at the rental rate delineated on the Schedule unless Lessee provides to Amplicon written notice of Lessee's election not to extend the Term at least one hundred eighty days prior to the expiration of the Term.

5.  RENTALS:   The rent payable is shown on the Schedule(s). The monthly rent is due to Amplicon, in advance, for each month or portion of a month beginning on the Authorization Date and continuing for each month that this Lease is in effect. Rent for portions of a month are based on a daily rental equal to one-thirtieth of the monthly rent. ALL RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SETOFF OF ANY AMOUNT WHATSOEVER. THE OPERATION AND USE OF THE PROPERTY IS SOLELY AT THE RISK OF LESSEE AND THE OBLIGATION OF LESSEE TO PAY RENT UNDER THE LEASE SHALL BE ABSOLUTE AND UNCONDITIONAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES THE FOLLOWING RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY LAW: (I) RIGHT TO CANCEL OR TERMINATE THIS LEASE, (II) RIGHT TO REJECT THE PROPERTY, (III) RIGHT TO REVOKE ACCEPTANCE OF THE PROPERTY, (IV) RIGHT TO RECOVER DAMAGES FROM AMPLICON FOR ANY BREACH OF WARRANTY, AND (V) RIGHT TO RECOVER ANY CONSEQUENTIAL DAMAGES WHATSOEVER.

Rents will be paid to Amplicon unless otherwise instructed in writing by Amplicon or its assignee.

6. INDEMNITY: Lessee assumes liability for, and agrees at its own expense to indemnify and defend Amplicon, its employees, officers, directors and assigns, from and against any and all claims, liabilities, losses, damages, and expenses (including legal expenses) of every kind or nature (including, without limitation, claims based upon strict liability) arising out of the use, condition (including latent and other defects, whether or not discoverable by Lessee or Amplicon), operation or ownership of any items of Property (including, without limitation, any claim for patent, trademark or copyright infringement) or for any interruptions of service, loss of business or consequential damages. These indemnities and assumptions survive the termination of this Lease.

7. PERFORMANCE OF LESSEE'S OBLIGATIONS BY AMPLICON: If Lessee fails to perform any of its obligation under this Lease, Amplicon may, at its option, perform them for Lessee without waiving Lessee's default. Any amount paid by Amplicon, and any expense
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(including reasonable attorneys' fees) or any other liability incurred by
Amplicon as a result of its performance of Lessee's obligations will be payable by Lessee to Amplicon upon demand.

8. FURTHER ASSURANCE AND NOTICES: Lessee's signing of this Lease constitutes a firm offer. In consideration of Amplicon's time and effort in reviewing and acting on the offer, Lessee agrees that its offer is irrevocable for twenty business days after Amplicon's receipt of the offer and of all credit information requested by Amplicon. Amplicon's signing of the Lease, including the Schedule, constitutes acceptance of Lessee's offer. Lessee agrees to sign and provide any documents which Amplicon deems necessary for confirmation, assignment and assurance of performance by Lessee of its obligations under the Lease or for perfection of this Lease and the Property including, but not limited, to the signing and filing of Uniform Commercial Code (UCC) Financing Statements (which Lessee agrees may be signed by Amplicon on Lessee's behalf). Lessee authorizes Amplicon to insert applicable dates as necessary to complete all documentation for the Lease. Prior to Amplicon's acceptance of the Lease and for the duration of the Lease, Lessee agrees to promptly provide Amplicon with all credit information reasonably requested by Amplicon including, but not limited to, comparative audited financial statements for the most current annual and interim reporting periods. Lessee's failure to provide such information to Amplicon is an event of default under the Lease. ALL NOTICES TO AMPLICON MUST BE IN WRITING AND SENT CERTIFIED MAIL RETURN RECEIPT REQUESTED TO THE ADDRESS SHOWN ABOVE OR SUCH OTHER ADDRESS AS TO WHICH LESSEE HAS BEEN NOTIFIED IN WRITING.

9. DEFAULT: If rent or any other amount is not paid within ten days of its due date, Lessee agrees to pay a late charge equal to five percent (5%) of the unpaid amount. Each month thereafter, past due amounts remaining unpaid hereunder shall bear interest at the lesser of one and one half percent (1 1/2%) per month, compounded monthly or the maximum rate allowed by law. An Event of Default shall occur if: (a) Lessee fails to pay any rent or other payment under the Lease when due and the failure continues for ten days; (b) Lessee fails to perform or observe any of the covenants or obligations in this Lease other than Lessee's rental obligations, and such failure is not cured within ten days after written notice has been provided; (c) Lessee makes an assignment for the benefit of its creditors, files any petition or takes any action under any bankruptcy, reorganization or insolvency laws; (d) an involuntary petition is filed under any bankruptcy statute against Lessee or any receiver, trustee or custodian is appointed to take possession of Lessee's properties, unless such petition or appointment is set aside or withdrawn within sixty days of said filing or appointment; (e) Lessee attempts to or does remove, transfer, sell, sublicense, encumber, part with possession, or sublet any of the Property; (f) Lessee attempts to assign or transfer this Lease or its interest under the Lease or moves any of the Property from the location(s) set forth on the Schedule without Amplicon's prior written consent; or (g) Lessee undergoes a sale, buyout, change in control, or change in ownership of any type, form or manner which, as judged solely by Amplicon, results in a material deterioration in Lessee's credit worthiness.

10. REMEDIES: Upon an Event of Default, Amplicon may exercise at its sole option any one or more of the remedies permitted by law, including but not limited to the following: (a) through legal action, enforce performance by Lessee of the applicable covenants and obligations of this
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Lease or recover damages for the breach of those covenants or obligations; (b)
terminate the Lease and Lessee's rights under the Lease; (c) by notice in writing to Lessee, recover all amounts due on or before the date Amplicon declared this Lease to be in default, plus, as liquidated damages for the loss of a bargain and not as a penalty, accelerate and declare to be immediately due and payable all rentals and other sums payable under the Lease without any presentment, demand, protest or further notice (all of which are hereby expressly waived by Lessee), at which time the same shall become immediately due and payable; and (d) take immediate possession of the Property, or any part of the Property, from Lessee free from claims by Lessee. In the case of Software, it is agreed that Lessee's unauthorized use, disclosure, or transfer of the Software will cause Amplicon significant damages which, at the time the parties enter the Lease, are impossible to quantify or predict. Therefore, if Lessee is found to be using (in any manner) all or any portion of the Software after the termination of this Lease, or if Supplier terminates a license of Lessee's right to use the Software for an alleged breach of the use, disclosure, or transfer restrictions imposed on Lessee, the parties hereby agree that liquidated damages shall be payable immediately by Lessee to Amplicon in an amount which is equal to two times the amount paid by Amplicon for the Software. The exercise of any of the foregoing remedies by Amplicon will not constitute a termination of this Lease unless Amplicon so notifies Lessee in writing. If Amplicon repossesses the Property, Amplicon may rent or sell the Property in such a manner and at such times as Amplicon may determine and without notice to Lessee. In the event Amplicon rents the Property, any rentals received by Amplicon for the remaining Term(s) of the Schedule shall be applied to the payment of: (i) all costs and expenses (including reasonable attorneys' fees) incurred by Amplicon in enforcing its remedies under this Lease, and (ii) the rentals for the remainder of the Term(s) and all other sums then remaining unpaid under this Lease. All rentals received by Amplicon for the period commencing after the remaining Term(s) shall be retained by Amplicon. Lessee will remain liable to Amplicon to the extent that the aggregate amount of the sums referred to in clauses (i) and
(ii) above exceed the aggregate rentals received by Amplicon under such agreements for the remaining Term(s) applicable to the Property covered by such agreements. In the event that Amplicon sells the Property, the proceeds will be applied to the sum of: (1) all costs and expenses (including reasonable attorneys' fees) incurred by Amplicon in enforcing its remedies under this Lease and in disposing of the Property, (2) the rentals accrued under this Lease, but unpaid up to the time of such disposition, (3) any and all other sums other than rentals then owing to Amplicon by Lessee under the Lease, and (4) the stipulated value as would be determined in the event of a Casualty Occurrence (as defined in the terms and conditions to the Schedule) on the date of the Property's disposition. The remaining balance of such proceeds, if any, will be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages (as set forth in (c) above), and any remaining amounts will be retained by Amplicon. Lessee will remain liable to Amplicon to the extent that the aggregate amount of the sums referred to in clauses (1) through (4) above exceeds the proceeds received by Amplicon in connection with the disposition of the Property. Amplicon's remedies under this Lease shall not be deemed exclusive. Waiver of any default or breach of this Lease shall not be construed as a waiver of subsequent or continuing defaults or breaches.

11. DISPUTE RESOLUTION: THE PARTIES AGREE THAT ALL DISPUTES, WHETHER BASED IN TORT OR CONTRACT, RELATING TO OR ARISING OUT OF THIS LEASE (COLLECTIVELY, "LEASE DISPUTES") WILL BE SUBMITTED TO
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THE ORANGE COUNTY, CALIFORNIA OFFICE OF ENDISPUTE, INC., DBA J-A-M-S/ENDISPUTE
("JAMS") FOR A TRIAL OF ALL ISSUES OF LAW AND FACT CONDUCTED BY A RETIRED JUDGE OR JUSTICE FROM THE PANEL OF JAMS, APPOINTED PURSUANT TO A GENERAL REFERENCE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638(1) (OR ANY AMENDMENT, ADDITION OR SUCCESSOR SECTION THERETO) UNLESS AMPLICON OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM. IF THE PARTIES ARE UNABLE TO AGREE ON A MEMBER OF THE JAMS PANEL, THEN ONE SHALL BE APPOINTED BY THE PRESIDING JUDGE OF THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE. IN THE EVENT THAT JAMS IN THE COUNTY OF ORANGE CEASES TO EXIST, THEN THE PARTIES AGREE THAT ALL LEASE DISPUTES WILL BE FILED AND CONDUCTED IN THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE, UNLESS AMPLICON OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM. LESSEE AGREES TO SUBMIT TO THE PERSONAL JURISDICTION OF THE CALIFORNIA SUPERIOR COURT FOR ALL LEASE DISPUTES. LESSEE WAIVES ITS RIGHTS TO A JURY TRIAL IN ANY ACTION ARISING OUT OF OR RELATING TO THIS LEASE. If any party to this Lease brings any action to enforce any of the terms, or to recover for any breach, then the prevailing part is entitled to recover from the other party reasonable attorneys' fees and costs, including all JAMS-related costs and costs of collection (including judgment enforcement and collection costs).

12. MISCELLANEOUS: All agreements, representations and warranties contained in this Lease, or in any document or certificate delivered pursuant to or in connection with this Lease, shall expressly survive the termination of this Lease. If any provision of this Lease is determined by competent authority to be unenforceable, such determination shall not invalidate the remaining provisions of the Lease. To the extent permitted by applicable law, Lessee waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. This Lease has been entered into and shall be performed in California and, therefore, THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (EXCLUSIVE OF PRINCIPLES OF CONFLICT OF LAWS). Time is of the essence of this Lease and each provision thereof.
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                     . . . . . . . . . . . . . . . . . . .

THIS LEASE AGREEMENT AND THE APPLICABLE SCHEDULE(S) CONTAIN THE ENTIRE AGREEMENT BETWEEN AMPLICON AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE LEASE CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF AMPLICON. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIEF UPON BY, OR BE BINDING ON, THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF LESSEE AND AMPLICON.

LESSEE:   /s/ Douglass C. Greenlaw        AMPLICON, INC.  Michael L. McClendon
       --------------------------------                  -----------------------
                (Signature)                                   (Signature)

This Lease is subject to acceptance by Amplicon's Finance Committee. BY SIGNING BELOW, THE SIGNER CERTIFIES THAT HE OR SHE HAS READ THIS LEASE AGREEMENT, INCLUDING THE REVERSE SIDE, HAS HAD AN OPPORTUNITY TO DISCUSS ITS TERMS WITH AMPLICON, AND IS AUTHORIZED TO SIGN ON BEHALF OF LESSEE. Until this Lease has been signed by an authorized signer of Amplicon, it will constitute a firm offer by Lessee.

                LESSEE/OFFEROR
OFFER:  ACT MANUFACTURING, INC.                 ACCEPTANCE:  AMPLICON, INC.


By:  /s/ Douglass C. Greenlaw                   By: /s/ Michael L. McClendon
   ---------------------------                     -----------------------------
Name:    Douglass C. Greenlaw                   Name:   Michael L. McClendon

Title: Vice President of
       Strategic Development                    Title: Senior Vice President
      ------------------------                        --------------------------

Date:        1/8/99                             Date:           2/26/99
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